UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

OncoSec Medical Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ONCOSEC MEDICAL INCORPORATED
24 N. Main Street

Pennington, NJ 08534

NOTICE OF POSTPONEMENT OF

SPECIAL MEETING OF STOCKHOLDERS

The Board of Directors of OncoSec Medical Incorporated (the “Company”) has determined to postpone the Company’s Special Meeting of Stockholders (the “Special Meeting”) that was originally scheduled to be held on January 17, 2020. The Special Meeting will now be held at 10:00 a.m. Eastern time on February 7, 2020 to comply with scheduling requirements related to the pending litigation filed by Alpha Holdings, Inc. (“Alpha”) against the Company on October 29, 2019.

No changes have been made to the record date, location of the Special Meeting or proposal to be brought before the Special Meeting, all of which are detailed in the definitive proxy statement that the Company filed with the Securities and Exchange Commission on December 2, 2019.

Whether or not you plan to attend the Special Meeting in person, we encourage you to vote on the WHITE proxy card today so that your shares will be represented and voted at the Special Meeting. If you have already voted and do not wish to change your vote, you do not need to take any further action. If you have already voted and wish to change your vote, you may do so before the Special Meeting by following the instructions provided in the proxy materials you have received.

As Alpha advised in its definitive proxy statement filed on December 6, 2019, if you intend to vote FOR or ABSTAIN on the Strategic Partner Stock Issuance Proposal, you should utilize the Company’s WHITE proxy card to ensure that your votes are counted. The Company urges stockholders to disregard Alpha’s proxy materials. If you have previously voted using a blue proxy card sent to you by Alpha, you can revoke that proxy by following the instructions on the WHITE proxy card. Only your latest dated proxy will count.

If you have any questions regarding any of the foregoing information, please contact our proxy solicitor Morrow Sodali at (800) 662-5200 or ONCS@morrowsodali.com.

By order of the Board of Directors,

Daniel J. O’Connor

Chief Executive Officer, President and Director

Pennington, New Jersey

January 16, 2020

Important Notice Regarding the Availability of Proxy Materials for the Postponed Special Meeting of Stockholders to be Held at 10:00 a.m. Eastern time on February 7, 2020

This Notice of Postponement, the definitive proxy statement on Schedule 14A filed on December 2, 2019 and our Annual Report on Form 10-K for the fiscal year ended July 31, 2019 and related Form 10-K/A are available free of charge at https://ir.oncosec.com/.